Putnam
Tax Smart
Equity Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

As for Putnam Tax Smart Equity Fund, we are especially pleased to report not only strong performance during the fiscal year ended October 31, 2003, but also that the fund outperformed both its benchmark index and its Lipper peer group category, based on results at net asset value. On the following pages you will find full details as well as the management team's in-depth discussion of performance and strategy. The management team also provides its view of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003



Report from Fund Management

Fund highlights

 * Putnam Tax Smart Equity Fund recorded strong performance for the 12 months ended October 31, 2003, with class A shares returning 21.31% at net asset value (NAV) and 14.32% at public offering price.

 * Solid bottom-up stock selection enabled the fund's performance at NAV to modestly exceed that of its benchmark, the S&P 500 Index, which rose 20.80% for the same period.

 * This strong stock selection also enabled the fund's performance at NAV to significantly outpace the average return of its Lipper category, Large-Cap Core Funds, which was 17.78%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Bolstered by an equity market rally that dominated the second half of the period, Putnam Tax Smart Equity Fund advanced strongly during its fiscal year ended October 31, 2003. Effective bottom-up stock selection helped the fund beat both its benchmark, the S&P 500 Index, and its Lipper peer group, based on results at net asset value. The fund benefited most from our overweighting (relative to the benchmark) of several stocks that were attractively valued when we purchased them because their prices did not reflect our view of their longer-term worth. Other reasons for the fund's relative strength were its focus on individual stock selection and its blend investment style. Rather than buying stocks based on broad market or sector trends, we focus on the fundamental strengths and long-term prospects of each company. The advantages of this approach were particularly pronounced during the period as sector trends and investor preferences for growth or value style stocks shifted frequently and erratically.

FUND PROFILE

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.



Market overview

Geopolitical and economic factors shaped stock market performance during the fund's fiscal year. Markets rallied briefly at the start of the fiscal year as investors believed that the stock market was oversold and reacted positively to signs that the United States was seeking the support of the United Nations in its actions against Iraq. The market drifted downward through most of the first quarter of 2003 as investors were unsettled by potential U.S. action against Iraq. Economic reports were also disappointing despite continued low interest rates.

Markets shifted abruptly upward in mid March 2003 as investors believed that the United States and its allies would prevail in a brief war in Iraq and as signs of an increase in economic growth began to appear. Investors also responded favorably to the Federal Reserve Board's continued low interest-rate policy. Homeowners refinanced mortgages at lower rates and went on a spending spree with their savings. Congress weighed in with a $350 billion tax cut. Corporate earnings also showed signs of improvement, fueling the market's rise. Third-quarter GDP, reported shortly after the period-end, registered 8.2%, the economic yardstick's fastest quarterly gain in 20 years.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                21.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  22.87%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 27.03%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       30.49%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.90%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

Our analysis of each company's underlying business worth is the most important factor in selecting stocks for your portfolio. While a company's stock price may fluctuate, this underlying worth is critical in determining what we consider its long-term growth potential. We look for companies that we believe are worth more than their current stock prices indicate. Sector or macroeconomic themes are a less important part of the stock selection process, although we examine sector weightings to ensure that the portfolio is well diversified.

Your fund is managed using a blend investment style, which means it has the flexibility to invest in both growth and value stocks. Growth stocks are stocks of companies that are growing rapidly and have the potential to continue growing. Value stocks represent companies whose stock prices are low because of recent problems or due to lower future growth expectations. We do not have a bias toward either growth or value stocks; we look for companies that have earnings prospects that are above market expectations over our intermediate-term (one to two years) investment horizon. In addition, these companies should demonstrate financial strength and have effective management teams.

Your fund is managed for tax efficiency and we are committed to reducing the effect of federal income taxes on your investment. Because the stock market has struggled in recent years, we have been able to build up significant losses to offset the tax effects of gains in the future. While there can be no assurance that we will accomplish this goal, we are pleased to report that, so far, the fund has not made a distribution since its inception on July 1, 1999.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 4/30/03     as of 10/31/03

Pharmaceuticals              12.5%              9.8%

Retail                        8.3%              8.1%

Banking                       9.8%              7.9%

Software                      6.9%              6.4%

Financial                     7.9%              5.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Our research-intensive approach and willingness to take a longer-term view on several seemingly troubled companies proved beneficial during the fiscal year. These included packaging products manufacturer, Sealed Air Corporation, and oil services giant, Halliburton Company, which were both stung by asbestos litigation, as well as electric utility company, Edison International, which was hurt by California utility deregulation. Stock prices on these holdings advanced robustly during the period as investor concerns were resolved and the market focused again on their intermediate-term earnings prospects. We took advantage of price appreciation to trim the fund's positions in Sealed Air and Halliburton, as their prices had approached our valuation target ranges. We believe there is still more upside in Edison International's stock, however, as the company continues to benefit from the reversal of some of the more harmful aspects of deregulation in California. For example, a regulatory ruling from early 2002 allowed utilities to levy a surcharge on its customers' bills in order to repay the cost of having to buy power at higher prices than those at which they sold it during California's power crisis.

Credit card issuer Capital One and satellite TV service provider Echostar Communications are two more examples of strong performers during the period. The fund purchased both stocks at attractive valuation levels that reflected investor misperceptions about their businesses. Capital One overcame investor concerns about an inquiry into the firm's systems controls and potential losses from credit cards issued to consumers with less-than-pristine credit profiles. The stock rose as credit quality improved and earnings were greater than what the market expected. The stock price of Echostar Communi cations suffered as investors worried about the firm's debt level, but better-than-expected subscriber and cash flow growth helped turn the tide and drive up valuations. After Echostar's stock price reached our valuation target, we liquidated the fund's position. However, as with all companies we follow, we will continue to monitor Echostar and are open to initiating a new position if we believe its stock price is once again attractively valued.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  Microsoft Corp.
   Software

2  Freddie Mac
   Financial

3  Pfizer, Inc.
   Pharmaceuticals

4  Johnson & Johnson
   Pharmaceuticals

5  Wal-Mart Stores, Inc.
   Retail

6  Intel Corp.
   Electronics

7  American International Group, Inc.
   Insurance

8  Procter & Gamble Co.
   Consumer goods

9  U.S. Bancorp
   Banking

10 Altria Group, Inc.
   Tobacco

Footnote reads:
These holdings represent 28.4% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.

Some of the portfolio's largest exposures detracted from results during the period as near-term concerns overwhelmed what we believe are attractive longer-term prospects for these companies. Pharmaceutical giant Johnson & Johnson suffered from concerns about increased competition from Boston Scientific in the area of drug-coated, vascular stents and from Amgen on anemia drugs. Nevertheless, we believe Johnson & Johnson is well-positioned versus its major competitors as it has less exposure to patent expirations and a fairly robust product pipeline. Government-chartered mortgage purchaser Freddie Mac was hurt by the removal of three of its top executives amid concerns related to accounting discrepancies. The market became nervous about the firm's need to restate its earnings and about the potential for political backlash from Washington. For our part, we added to the position as the stock went down, believing that the company is well-run, despite its recent difficulties. We contend that positive demographic trends and bipartisan support for home ownership will help sustain Freddie Mac. Currently, its share price reflects little growth for the company and its cash flow is exceptionally strong relative to its valuation.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam U.S. Core Team. The members of the team are James Wiess (Portfolio Leader), Kevin Divney (Portfolio Member), Lee Montag (Portfolio Member), Richard Cervone, Richard England, Paul Marrkand, Michael Nance, Paul Warren, and James Yu.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Recent economic data confirm that tax cuts, low interest rates, and a gradually weakening dollar have succeeded in bolstering the economy. These developments, along with a slew of solid corporate earnings reports and stabilizing employment figures kept the market rally flourishing through the fund's fiscal year-end. We have long held that an enduring economic and market rebound depended on a revival in business spending, so it has been encouraging to see nascent signs of increased capital investment in the recent crop of market-friendly news.

At the same time, it must be recognized that stocks today are not cheap by historic standards. Market valuations reflect optimistic assumptions about the sustainability of economic recovery and earnings growth; price-to-earnings multiples, for example, are above long-term norms. Furthermore, market rallies historically have generally preceded, rather than coincided with or lagged, spurts in economic growth. Any further market advances will likely come from earnings growth. And we believe achieving significant earnings growth in 2004 and beyond will be challenging from a starting point of 2003's higher base as well as lingering global industrial overcapacity.

Nevertheless, we believe the fund's strategy of targeting stocks of competitively positioned companies selling below their long-term business worth will continue to serve the fund well whatever direction the market takes.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------
                        Class A               Class B               Class C               Class M
(inception dates)      (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------
1 year             21.31%     14.32%     20.35%     15.35%     20.35%     19.35%     20.55%     16.37%
-------------------------------------------------------------------------------------------------------
Life of fund       -1.73      -7.38      -4.94      -6.84      -4.94      -4.94      -3.78      -7.19
Annual average     -0.40      -1.75      -1.16      -1.62      -1.16      -1.16      -0.89      -1.71
-------------------------------------------------------------------------------------------------------

   Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
   (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
   (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, return would have been lower.



-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------
                                                                     Lipper
                                                                    Large-Cap
                                                                   Core Funds
                                                                    category
                                              S&P 500 Index         average*
-------------------------------------------------------------------------------
1 year                                           20.80%              17.78%
-------------------------------------------------------------------------------
Life of fund                                    -18.55              -22.05
Annual average                                   -4.62               -5.76
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 10/31/03, there were 1,065 and 685 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/1/99 to 10/31/03

                  Fund's class A         S&P 500
                  shares at POP           Index

07/01/99             9,425               10,000
10/31/99             9,403                9,969
04/30/00            11,269               10,686
10/31/00            12,419               10,576
04/30/01            10,369                9,300
10/31/01             8,623                7,942
04/30/02             9,024                8,126
10/31/02             7,636                6,742
04/30/03             7,928                7,044
10/31/03            $9,262               $8,145

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $9,506 ($9,316 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $9,506 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $9,622 ($9,281 at public offering price). See first page of performance section for performance calculation method.


------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 10/31/03
------------------------------------------------------------------------
                 Class A     Class B     Class C     Class M
Share value:    NAV   POP      NAV      NAV    NAV     POP
------------------------------------------------------------------------
10/31/02      $7.04  $7.47    $6.88    $6.88  $6.96   $7.21
------------------------------------------------------------------------
10/31/03       8.54   9.06     8.28     8.28   8.39    8.69
------------------------------------------------------------------------

* The fund made no distributions during the period.

--------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------
                       Class A                Class B              Class C                Class M
(inception dates)      (7/1/99)              (10/1/99)            (10/1/99)              (3/28/00)
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------
1 year             25.51%     18.33%     24.48%     19.48%     24.48%     23.48%     24.69%     20.33%
--------------------------------------------------------------------------------------------------------
Life of fund       -7.13     -12.47     -10.10     -11.90     -10.10     -10.10      -9.06     -12.28
Annual average     -1.73      -3.09      -2.47      -2.94      -2.47      -2.47      -2.21      -3.04
--------------------------------------------------------------------------------------------------------


AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)

-------------------------------------------------------------------------
                                                            POP after
                                                              tax on
                                                POP after  distributions
Class A                                           tax on     and sale
(inception 7/1/99)     NAV pretax  POP pretax  distribution  of shares
-------------------------------------------------------------------------
1 year                    25.51%     18.33%       18.33%       11.91%
-------------------------------------------------------------------------
Life of fund              -7.13     -12.47       -12.47       -10.60
Annual average            -1.73      -3.09        -3.09        -2.60
-------------------------------------------------------------------------

After-tax returns reflect the highest individual federal income tax rates (currently 35.0%) and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Tax Smart Funds Trust and
Shareholders of Putnam Tax Smart Equity Fund
(a series of Putnam Tax Smart Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Smart Equity Fund (the "fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2003


The fund's portfolio
October 31, 2003

Common stocks (98.4%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.3%)
-------------------------------------------------------------------------------
        96,800 Lockheed Martin Corp.                                 $4,487,648
        69,900 Rockwell Collins, Inc.                                 1,918,755
        19,100 United Technologies Corp.                              1,617,579
                                                                 --------------
                                                                      8,023,982

Airlines (0.6%)
-------------------------------------------------------------------------------
        99,500 Southwest Airlines Co.                                 1,930,300

Banking (7.9%)
-------------------------------------------------------------------------------
       117,200 Bank of New York Co., Inc. (The)                       3,655,468
        33,000 Comerica, Inc.                                         1,698,840
       112,300 Commerce Bancorp, Inc.                                 5,428,582
        64,167 Fifth Third Bancorp                                    3,719,119
       232,539 U.S. Bancorp                                           6,329,712
        84,400 Wells Fargo & Co.                                      4,753,408
        26,600 Zions Bancorp.                                         1,630,314
                                                                 --------------
                                                                     27,215,443

Beverage (0.5%)
-------------------------------------------------------------------------------
        35,100 PepsiCo, Inc.                                          1,678,482

Biotechnology (1.2%)
-------------------------------------------------------------------------------
        58,100 Amgen, Inc. (NON)                                      3,588,256
        20,100 IDEC Pharmaceuticals Corp. (NON)                         706,113
                                                                 --------------
                                                                      4,294,369

Broadcasting (1.0%)
-------------------------------------------------------------------------------
        85,500 Viacom, Inc. Class B                                   3,408,885

Building Materials (1.1%)
-------------------------------------------------------------------------------
        16,100 American Standard Cos., Inc. (NON)                     1,540,770
        81,300 Masco Corp.                                            2,235,750
                                                                 --------------
                                                                      3,776,520

Cable Television (1.6%)
-------------------------------------------------------------------------------
        40,517 Comcast Corp. Class A (NON)                            1,374,337
       123,400 Comcast Corp. Class A (Special)
               (NON)                                                  4,025,308
                                                                 --------------
                                                                      5,399,645

Commercial and Consumer Services (1.0%)
-------------------------------------------------------------------------------
        48,900 Choicepoint, Inc. (NON)                                1,713,456
        20,529 Iron Mountain, Inc. (NON)                                785,029
        21,600 Yahoo!, Inc. (NON)                                       943,920
                                                                 --------------
                                                                      3,442,405

Communications Equipment (2.4%)
-------------------------------------------------------------------------------
       219,255 Cisco Systems, Inc. (NON)                              4,599,970
       104,300 Nokia OYJ ADR (Finland)                                1,772,057
        39,600 QUALCOMM, Inc.                                         1,881,000
                                                                 --------------
                                                                      8,253,027

Computers (4.5%)
-------------------------------------------------------------------------------
       157,100 Dell, Inc. (NON)                                       5,674,452
        83,100 EMC Corp. (NON)                                        1,150,104
       203,543 Hewlett-Packard Co.                                    4,541,044
        36,300 Lexmark International, Inc. (NON)                      2,672,043
        23,700 Network Appliance, Inc. (NON)                            584,916
       232,500 Sun Microsystems, Inc. (NON)                             920,700
                                                                 --------------
                                                                     15,543,259

Conglomerates (3.4%)
-------------------------------------------------------------------------------
           560 Berkshire Hathaway, Inc. Class B
               (NON)                                                  1,451,800
       133,050 General Electric Co.                                   3,859,781
        18,900 ITT Industries, Inc.                                   1,285,011
       244,700 Tyco International, Ltd. (Bermuda)                     5,109,336
                                                                 --------------
                                                                     11,705,928

Consumer Finance (3.4%)
-------------------------------------------------------------------------------
        89,250 Capital One Financial Corp.                            5,426,400
       187,950 MBNA Corp.                                             4,651,763
       142,725 Providian Financial Corp. (NON)                        1,585,675
                                                                 --------------
                                                                     11,663,838

Consumer Goods (2.4%)
-------------------------------------------------------------------------------
        26,200 Colgate-Palmolive Co.                                  1,393,578
        71,000 Procter & Gamble Co.                                   6,978,590
                                                                 --------------
                                                                      8,372,168

Containers (0.3%)
-------------------------------------------------------------------------------
        16,500 Sealed Air Corp. (NON)                                   878,295

Electric Utilities (1.3%)
-------------------------------------------------------------------------------
       160,200 CenterPoint Energy, Inc.                               1,571,562
       140,200 Edison International (NON)                             2,763,342
                                                                 --------------
                                                                      4,334,904

Electronics (4.8%)
-------------------------------------------------------------------------------
        65,800 American Power Conversion Corp.                        1,331,134
        88,300 Celestica, Inc. (Canada) (NON)                         1,253,860
        28,800 Integrated Circuit Systems, Inc.
               (NON)                                                    966,816
       267,200 Intel Corp.                                            8,830,960
        29,800 Linear Technology Corp.                                1,269,778
        23,600 QLogic Corp. (NON)                                     1,322,780
        59,800 Storage Technology Corp. (NON)                         1,441,180
                                                                 --------------
                                                                     16,416,508

Energy (1.0%)
-------------------------------------------------------------------------------
        71,300 GlobalSantaFe Corp. (Cayman Islands)                   1,604,963
        83,100 Halliburton Co.                                        1,984,428
                                                                 --------------
                                                                      3,589,391

Financial (5.8%)
-------------------------------------------------------------------------------
       108,600 Citigroup, Inc.                                        5,147,640
        13,300 Fannie Mae                                               953,477
       235,260 Freddie Mac                                           13,205,144
        15,600 SLM Corp.                                                610,896
                                                                 --------------
                                                                     19,917,157

Food (0.6%)
-------------------------------------------------------------------------------
        73,789 Dean Foods Co. (NON)                                   2,232,117

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------
        58,500 Harrah's Entertainment, Inc.                           2,544,750

Health Care Services (1.9%)
-------------------------------------------------------------------------------
        50,835 Cardinal Health, Inc.                                  3,016,549
        21,400 CIGNA Corp.                                            1,220,870
        30,400 McKesson Corp.                                           920,208
       106,225 Tenet Healthcare Corp. (NON)                           1,465,905
                                                                 --------------
                                                                      6,623,532

Homebuilding (1.2%)
-------------------------------------------------------------------------------
        28,000 Lennar Corp.                                           2,571,800
         3,445 NVR, Inc. (NON)                                        1,685,983
                                                                 --------------
                                                                      4,257,783

Insurance (5.0%)
-------------------------------------------------------------------------------
        59,200 ACE, Ltd. (Bermuda)                                    2,131,200
       144,554 American International Group, Inc.                     8,793,220
        39,600 Everest Re Group, Ltd. (Barbados)                      3,284,820
        58,800 Radian Group, Inc.                                     3,110,520
                                                                 --------------
                                                                     17,319,760

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------
       127,910 Charles Schwab Corp. (The)                             1,734,460
       136,100 JPMorgan Chase & Co.                                   4,885,990
        32,500 Lehman Brothers Holdings, Inc.                         2,340,000
                                                                 --------------
                                                                      8,960,450

Leisure (0.9%)
-------------------------------------------------------------------------------
        67,900 Harley-Davidson, Inc.                                  3,219,139

Manufacturing (0.5%)
-------------------------------------------------------------------------------
        44,500 Dover Corp.                                            1,736,390

Media (1.2%)
-------------------------------------------------------------------------------
       206,200 Liberty Media Corp. Class A (NON)                      2,080,558
       128,800 Time Warner, Inc. (NON)                                1,969,352
                                                                 --------------
                                                                      4,049,910

Medical Technology (1.0%)
-------------------------------------------------------------------------------
        75,900 Medtronic, Inc.                                        3,458,763

Metals (0.4%)
-------------------------------------------------------------------------------
       181,342 BHP Billiton PLC (United Kingdom)                      1,423,971

Oil & Gas (4.1%)
-------------------------------------------------------------------------------
        26,300 Apache Corp.                                           1,833,636
        38,700 Canadian Natural Resources, Ltd.
               (New York Exchange) (Canada)                           1,645,137
         6,300 Canadian Natural Resources, Ltd.
               (Toronto Exchange) (Canada)                              267,651
        29,900 EnCana Corp. (Canada)                                  1,027,663
       163,432 Exxon Mobil Corp.                                      5,978,343
        41,700 Total SA Class B ADR (France)                          3,255,519
                                                                 --------------
                                                                     14,007,949

Pharmaceuticals (9.8%)
-------------------------------------------------------------------------------
        73,300 Abbott Laboratories                                    3,124,046
        12,685 Allergan, Inc.                                           959,240
        19,100 AstraZeneca PLC ADR (United Kingdom)                     910,688
        85,900 Forest Laboratories, Inc. (NON)                        4,295,859
       230,400 Johnson & Johnson                                     11,596,032
       408,920 Pfizer, Inc.                                          12,921,872
                                                                 --------------
                                                                     33,807,737

Photography/Imaging (0.7%)
-------------------------------------------------------------------------------
       222,600 Xerox Corp. (NON)                                      2,337,300

Railroads (1.4%)
-------------------------------------------------------------------------------
        31,975 Canadian National Railway Co.
               (Canada)                                               1,924,895
        48,040 Union Pacific Corp.                                    3,007,304
                                                                 --------------
                                                                      4,932,199

Real Estate (0.1%)
-------------------------------------------------------------------------------
        11,000 Apartment Investment & Management
               Co. Class A (R)                                          449,900

Regional Bells (1.0%)
-------------------------------------------------------------------------------
        67,900 SBC Communications, Inc.                               1,628,242
        53,900 Verizon Communications, Inc.                           1,811,040
                                                                 --------------
                                                                      3,439,282

Retail (8.1%)
-------------------------------------------------------------------------------
        42,400 AutoZone, Inc. (NON)                                   4,074,640
        38,900 Bed Bath & Beyond, Inc. (NON)                          1,643,136
        83,600 Costco Wholesale Corp. (NON)                           2,956,932
        40,500 Home Depot, Inc. (The)                                 1,501,335
        50,200 Lowe's Companies, Inc.                                 2,958,286
        74,700 Rent-A-Center, Inc. (NON)                              2,335,122
        20,400 Ross Stores, Inc.                                      1,020,204
        93,400 TJX Cos., Inc. (The)                                   1,960,466
       161,600 Wal-Mart Stores, Inc.                                  9,526,320
                                                                 --------------
                                                                     27,976,441

Software (6.4%)
-------------------------------------------------------------------------------
       176,140 BMC Software, Inc. (NON)                               3,061,313
        44,100 Computer Associates International,
               Inc.                                                   1,037,232
       530,200 Microsoft Corp.                                       13,864,730
       200,000 Oracle Corp. (NON)                                     2,392,000
        65,900 Siebel Systems, Inc. (NON)                               829,681
        25,700 VERITAS Software Corp. (NON)                             929,055
                                                                 --------------
                                                                     22,114,011

Technology Services (1.6%)
-------------------------------------------------------------------------------
        72,980 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                  1,707,732
        70,300 Checkfree Corp. (NON)                                  1,935,359
         9,700 First Data Corp.                                         346,290
        48,800 SunGard Data Systems, Inc. (NON)                       1,368,840
                                                                 --------------
                                                                      5,358,221

Telecommunications (0.3%)
-------------------------------------------------------------------------------
       173,200 Level 3 Communications, Inc. (NON)                       933,548

Tobacco (1.7%)
-------------------------------------------------------------------------------
       128,600 Altria Group, Inc.                                     5,979,900

Toys (0.4%)
-------------------------------------------------------------------------------
        69,000 Mattel, Inc.                                           1,335,840

Transportation Services (0.3%)
-------------------------------------------------------------------------------
        13,986 United Parcel Service, Inc. Class B                    1,014,262
                                                                 --------------
               Total Common stocks
               (cost $316,937,495)                                 $339,357,661

Short-term investments (2.9%) (cost $10,116,540) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,116,540 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to December 24, 2003 (d)                     $10,116,540
-------------------------------------------------------------------------------
               Total Investments
               (cost $327,054,035)                                 $349,474,201
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $344,731,699.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

Written options outstanding at October 31, 2003
(premiums received $2,142,000)

Contract                       Expiration date/                          Market
amount                          strike price                              value
-------------------------------------------------------------------------------
120,000  Citigroup (Put)      Nov 03/65.00 USD                       $2,106,000
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$327,054,035) (Note 1)                                           $349,474,201
-------------------------------------------------------------------------------
Cash                                                                  151,354
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             293,117
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 83,607
-------------------------------------------------------------------------------
Receivable for securities sold                                     10,842,578
-------------------------------------------------------------------------------
Total assets                                                      360,844,857

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,044,100
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,029,503
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          603,805
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             60,956
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 22,416
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              548
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                197,336
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$2,142,000) (Note 1)                                                2,106,000
-------------------------------------------------------------------------------
Other accrued expenses                                                 48,494
-------------------------------------------------------------------------------
Total liabilities                                                  16,113,158
-------------------------------------------------------------------------------
Net assets                                                       $344,731,699

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $482,211,141
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (159,935,608)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         22,456,166
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $344,731,699

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($150,786,589 divided by 17,659,604 shares)                             $8.54
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.54)*                  $9.06
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($145,592,896 divided by 17,579,100 shares)**                           $8.28
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($44,114,279 divided by 5,325,473 shares)**                             $8.28
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,237,935 divided by 505,032 shares)                                  $8.39
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.39)*                  $8.69
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,069)                           $4,929,949
-------------------------------------------------------------------------------
Interest                                                               22,229
-------------------------------------------------------------------------------
Total investment income                                             4,952,178

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,328,982
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        461,719
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,324
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,312
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 364,695
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,380,645
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 447,591
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  29,274
-------------------------------------------------------------------------------
Other                                                                 248,130
-------------------------------------------------------------------------------
Total expenses                                                      5,286,672
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (101,759)
-------------------------------------------------------------------------------
Net expenses                                                        5,184,913
-------------------------------------------------------------------------------
Net investment loss                                                  (232,735)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    1,916,589
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                23
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  932,750
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written
options during the year                                            59,740,810
-------------------------------------------------------------------------------
Net gain on investments                                            62,590,172
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $62,357,437
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended October 31
Decrease in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                                $(232,735)       $(661,124)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      2,849,362      (42,623,832)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    59,740,810       (7,533,413)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         62,357,437      (50,818,369)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (66,171,595)     (94,022,744)
-------------------------------------------------------------------------------
Total decrease in net assets                      (3,814,158)    (144,841,113)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                348,545,857      493,386,970
-------------------------------------------------------------------------------
End of year (including accumulated net
investment loss of $-- and $--,
respectively)                                   $344,731,699     $348,545,857
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                     July 1,
                                                                                                    1999+ to
Per-share                                               Year ended October 31                     October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.04           $7.95          $11.45           $8.67           $8.69
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03             .02             .03            (.01)           (.01) (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.47            (.93)          (3.53)           2.79            (.01)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.50            (.91)          (3.50)           2.78            (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.54           $7.04           $7.95          $11.45           $8.67
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 21.31          (11.45)         (30.57)          32.06            (.23)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $150,787        $152,185        $211,340        $237,615         $23,857
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17            1.15            1.10            1.16             .44* (d)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .35             .28             .35            (.09)           (.16)* (d)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86           81.99          294.17          224.05           30.65*
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.59% for class A shares for the period ended October 31, 1999.

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                  October 1,
                                                                                                    1999+ to
Per-share                                              Year ended October 31                      October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.88           $7.83          $11.36           $8.67           $8.35
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)           (.04)           (.04)           (.10)           (.01) (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.43            (.91)          (3.49)           2.79             .33
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.40            (.95)          (3.53)           2.69             .32
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.28           $6.88           $7.83          $11.36           $8.67
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.35          (12.13)         (31.07)          31.03            3.83*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $145,593        $142,806        $198,963        $233,960         $22,535
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.92            1.90            1.85            1.91             .19* (d)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.40)           (.47)           (.40)           (.85)           (.12)* (d)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86           81.99          294.17          224.05           30.65*
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for class B shares for the period ended October 31, 1999.

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                  October 1,
                                                                                                    1999+ to
Per-share                                               Year ended October 31                     October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.88           $7.83          $11.36           $8.67           $8.35
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)           (.04)           (.04)           (.09)           (.01) (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.43            (.91)          (3.49)           2.78             .33
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.40            (.95)          (3.53)           2.69             .32
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.28           $6.88           $7.83          $11.36           $8.67
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.35          (12.13)         (31.07)          31.03            3.83*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $44,114         $49,385         $77,749         $79,682          $3,882
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.92            1.90            1.85            1.91             .19* (d)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.40)           (.47)           (.41)           (.82)           (.12)* (d)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86           81.99          294.17          224.05           30.65*
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for class C shares for the period ended October 31, 1999.

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                   March 28,
                                                                                                    2000+ to
Per-share                                                        Year ended October               October 31
operating performance                                   2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $6.96           $7.90          $11.43          $12.08
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                 (.01)           (.02)           (.02)           (.02)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              1.44            (.92)          (3.51)           (.63)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   1.43            (.94)          (3.53)           (.65)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $8.39           $6.96           $7.90          $11.43
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 20.55          (11.90)         (30.88)          (5.38)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $4,238          $4,170          $5,336          $3,186
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               1.67            1.65            1.60             .99*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                               (.16)           (.22)           (.18)           (.15)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 77.86           81.99          294.17          224.05
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund") is a series of Putnam Tax Smart Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $155,149,440 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
---------------------------------------------
      $879,830  October 31, 2008
   110,397,579  October 31, 2009
    43,872,031  October 31, 2010

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $232,735 to decrease accumulated net investment loss, with a decrease to paid-in-capital of $232,735.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $32,063,022
Unrealized depreciation            (14,429,047)
                                  ------------
Net unrealized appreciation         17,633,975
Capital loss carryforward         (155,149,440)
Cost for federal income
tax purposes                      $331,840,226

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2003, the fund's expenses were reduced by $101,759 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $751 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $28,329 and $847 from the sale of class A and class M shares, respectively, and received $295,814 and $1,601 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $5,171 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $257,007,710 and $327,653,631, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                      Contract         Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         525,000        11,720,100
Options expired                             --                --
Options closed                        (405,000)       (9,578,100)
----------------------------------------------------------------
Written options
outstanding at
end of year                            120,000        $2,142,000
----------------------------------------------------------------

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             For the year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,705,626       $19,991,301
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,705,626        19,991,301

Shares repurchased                  (6,655,070)      (49,303,693)
----------------------------------------------------------------
Net decrease                        (3,949,444)     $(29,312,392)
----------------------------------------------------------------

                             For the year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,754,070       $30,756,574
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,754,070        30,756,574

Shares repurchased                  (8,716,885)      (68,910,403)
----------------------------------------------------------------
Net decrease                        (4,962,815)     $(38,153,829)
----------------------------------------------------------------

                             For the year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,186,471        $8,551,508
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,186,471         8,551,508

Shares repurchased                  (4,357,112)      (31,344,009)
----------------------------------------------------------------
Net decrease                        (3,170,641)     $(22,792,501)
----------------------------------------------------------------

                             For the year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,302,213       $26,755,022
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,302,213        26,755,022

Shares repurchased                  (7,957,602)      (61,231,344)
----------------------------------------------------------------
Net decrease                        (4,655,389)     $(34,476,322)
----------------------------------------------------------------

                             For the year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            436,599        $3,236,465
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       436,599         3,236,465

Shares repurchased                  (2,285,292)      (16,611,749)
----------------------------------------------------------------
Net decrease                        (1,848,693)     $(13,375,284)

----------------------------------------------------------------

                             For the year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,097,240        $8,902,208
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,097,240         8,902,208

Shares repurchased                  (3,848,229)      (29,784,390)
----------------------------------------------------------------
Net decrease                        (2,750,989)     $(20,882,182)
----------------------------------------------------------------

                             For the year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,627          $662,923
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        89,627           662,923

Shares repurchased                    (184,201)       (1,354,341)
----------------------------------------------------------------
Net decrease                           (94,574)        $(691,418)
----------------------------------------------------------------

                             For the year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            251,780        $2,017,628
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       251,780         2,017,628

Shares repurchased                    (327,977)       (2,528,039)
----------------------------------------------------------------
Net decrease                           (76,197)        $(510,411)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.


John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.


Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.


Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.


A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-----------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
-----------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN070-203405  2MI/2OT/2OU/2RO  12/03

No Bank Guarantee   May Lose Value    Not FDIC Insured



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003